SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                February 6, 2004

                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                1-9466 13-3216325
           (Commission File Number) (IRS Employer Identification No.)

                               745 Seventh Avenue
                               New York, NY   10019
                        (Address of principal (Zip Code)
                               executive offices)

                         Registrant's telephone number,
                              including area code:

                                 (212) 526-7000





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Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         The following Exhibit is incorporated by reference into Registration Statement on Form S-3 (Registration No. 333-60474)of Lehman Brothers Holdings Inc. (the "Registrant") as an exhibit thereto and is filed as part of this Current Report.


4.1 Form of senior debt security--Global Security representing the Registrant's Medium-Term Notes, Series G, RANGERSSM, Risk AdjustiNG Equity Range SecuritiesSM, Performance Linked to the Value of a Common Stock (filed herewith)



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            LEHMAN BROTHERS HOLDINGS INC.
                                                    (Registrant)



Date:    February 6, 2004                   By: /s/ James J. Killerlane III
                                                -------------------------------
                                                 James J. Killerlane III
                                                 Vice President
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


                                  EXHIBIT INDEX



Exhibit No.       Exhibit


4.1 Form of senior debt security--Global Security representing the Registrant's Medium-Term Notes, Series G, RANGERSSM, Risk AdjustiNG Equity Range SecuritiesSM, Performance Linked to the Value of a Common Stock


                                       4